EXHIBIT 7

                     CONSENT OF PRICEWATERHOUSECOOPERS, LLP


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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of our report dated February 11, 1998, relating to the consolidated financial statements of Phoenix Home Life Mutual Insurance Company, which appears in such Prospectus.




/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Hartford, Connecticut
November  9, 1998